Discontinued Operations (Tables)	12 Months Ended
Dec. 31, 2011
Basic and Diluted Earnings Per Share from Discontinued Operations

The following table presents basic and diluted earnings per share from discontinued operations for the year ended December 31, 2010 (in thousands except share and per share data):

Net income from discontinued operations	$4,000
Net income from discontinued operations per share — Basic and diluted	$0.18
Weighted-average shares outstanding — Basic and diluted	22,167,873